UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2019 (May 31, 2019)

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2019, i3 Verticals, Inc., a Delaware corporation (the “Company”), through i3 Verticals, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“i3 LLC”), i3-SDCR, Inc., a Delaware corporation and wholly owned subsidiary of i3 LLC (the “Buyer”), and i3 Merger Sub, Inc., a Delaware corporation (the “Merger Sub”) completed its acquisition of Pace Payment Systems, Inc., a Delaware corporation (“Pace”), and Pace’s wholly owned subsidiary, Pace Payments, Inc., a Delaware corporation, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated May 31, 2019, by and among Buyer, Merger Sub, Pace, i3 LLC as guarantor and 3S Advisors, LLC, an Ohio limited liability company (“3S Advisors”), as representative. Pace is engaged in the business of marketing, distributing and selling payment processing products (including software products) and services, including through integrated partnerships in the public and education sectors. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Pace (the “Merger”), with Pace surviving the Merger as a wholly owned subsidiary of i3-SDCR, Inc. The aggregate purchase price was $52.5 million in cash consideration paid at closing and $0.2 million restricted shares of Class A Common Stock, subject to certain pre- and post-closing working capital adjustments set forth in the Merger Agreement. In addition, the former Pace equity holders are eligible to receive, subject to the satisfaction of certain growth metrics set forth in the Merger Agreement related to the financial performance of Pace in the 24 months from January 1, 2020 through December 31, 2021, additional consideration of up to $20.0 million. The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference in this Item 1.01. The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company, i3 LLC, the Buyer, Merger Sub, Pace, 3S Advisors or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as fact; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, i3 LLC, the Buyer, Merger Sub, Pace, 3S Advisors or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary and qualifying statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 2.01. Completion of Acquisition or Disposition of Assets.

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 3, 2019, the Company issued a press release announcing the execution of the Merger Agreement and the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Pace's audited consolidated financial statements for the fiscal years ended December 31, 2018 and 2017, and unaudited consolidated financial statements of Pace for the three months ended March 31, 2019 and 2018, are attached as Exhibits 99.2 and 99.3 to this Form 8-K, respectively, and incorporated herein by reference.

(b) Pro forma financial information

The Company and Pace's unaudited pro forma combined financial information as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018, are attached as Exhibit 99.4 to this 8-K and incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
2.1*+
Agreement and Plan of Merger, dated May 31, 2019, by and among i3-SDCR, Inc., as buyer, i3 Merger Sub, Inc., i3 Verticals, LLC, as guarantor, Pace Payment Systems, Inc. and 3S Advisors, LLC, as representative.

23.1	Consent of Lattimore Black Morgan & Cain, PC, Independent Auditor of Pace.
99.1	Press Release dated June 3, 2019.
99.2	Interim Unaudited Consolidated Financial Statements of Pace Payment Systems, Inc. for the three month periods ended March 31, 2019 and March 31, 2018.
99.3	Audited Consolidated Financial Statements of Pace Payment Systems, Inc. for the years ended December 31, 2018 and 2017.
99.4	Unaudited Pro Forma Combined Financial Information as of and for the three month period ended March 31, 2019 and for the year ended December 31, 2018.
+  Certain portions of this exhibit have been omitted.
* Schedules and exhibits have been omitted pursuant to Item 601 of Regulation S-K. i3 Verticals, Inc. hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 3, 2019

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer